UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) – July 22, 2009

ENB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Pennsylvania	000-53297	51-0661129
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No)
of Incorporation)

31 E. Main St., Ephrata, PA		17522-0457
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(717) 733-4181

Not Applicable
(Former Name, Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ENB FINANCIAL CORP

Item 8.01	Other Events.

On July 22, 2009, ENB Financial Corp declared a $0.31 per share third quarter cash dividend payable on September 15, 2009, to shareholders of record on August 14, 2009.

The July 22, 2009, press release announcing the third quarter dividend is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed in this Current Report.

Exhibit
Number	Description	Page Number

99.1	July 22, 2009, press release related to the announcement of ENB Financial Corp third quarter cash dividend.	4

ENB FINANCIAL CORP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENB Financial Corp
(Registrant)

Dated: July 23, 2009	By:	/s/ Scott E. Lied
Scott E. Lied, CPA
Treasurer

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